Exhibit 99.1

Better Data Better Care OCTOBER 2023 NASDAQ: ACON

Aclarion 2023 2 Disclaimer The information in this material is provided for general information purposes only and does not take into account the investment objectives, financial situation and particular needs of any individual or entity . This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 about our current expectations about future results, performance, prospects and opportunities of Aclarion, Inc . (“Aclarion” or the “Company”) . Statements that are not historical facts, such as "anticipates," "believes" and "expects" or similar expressions, are forward - looking statements . These forward - looking statements are based on the current plans and expectations of management and are subject to a number of uncertainties and risks that could significantly affect the Company's current plans and expectations, as well as future results of operations and financial condition . These and other risks and uncertainties are discussed more fully in our filings with the Securities and Exchange Commission . Readers are encouraged to review the section titled "Risk Factors" in the Company's Annual Report on Form 10 - K for the year ended December 31 , 2022 , as well as other disclosures contained in the Annual Report and subsequent filings made with the Securities and Exchange Commission . Forward - looking statements contained in this announcement are made as of this date and the Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Unless otherwise indicated, information contained in this presentation concerning Aclarion’s industry and markets in which it operates, including its general expectations and market opportunity and market size, is based upon information from various sources, including independent industry publications in presenting information . Aclarion makes no representations as to the accuracy, timeliness, suitability, completeness, or relevance of any information prepared by any unaffiliated third party and takes no responsibility therefore . The data presented herein were obtained from various third - party sources . While we believe the data to be reliable, no representation is made as to, and no responsibility, warranty or liability is accepted for the accuracy or completeness of such information . Aclarion has also made assumptions based upon such data and other similar sources, and on Aclarion’s knowledge of and its experience to date in the markets for its product candidates . This information involves a number of assumptions and limitations and you are cautioned not to give undue weight to such estimates . The industry in which Aclarion operates is subject to a high degree of uncertainty and risk due to a variety of factors . These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by Aclarion . This presentation uses Aclarion’s trademarks and trade names such as “Nocicalc” and “Nocigram . " This presentation also includes trademarks, trade names and service marks that are the property of other organizations . Solely for convenience, trademarks and tradenames referred to in this presentation appear without ® and Œ symbols, but those references, are not intended to indicate that Aclarion will not assert to the fullest extent under applicable law, its rights, or that the applicable owner will not assert its rights to these trademarks and trade names . Aclarion does not intend to use or display of other companies’ trade names or trademarks to imply a relationship with, or endorsement or sponsorship of Aclarion by any other companies .

Aclarion 2023 3 Problem Patient is in pain but which disc is the cause? High surgical decision variability Expensive Poor Outcomes Low value

Aclarion 2023 4 Solution Technology labels each disc as painful or pain free Personalized treatment path is optimized Lower cost Better outcomes Higher value care

Aclarion 2023 5 Published in the European Spine Journal in 2019 & 2023 Better Surgical Outcomes Gornet et al Gornet study published in European Spine Journal 1 139 cLBP patients with 73 undergoing surgery 85 % of patients improved if all Nociscan positive discs treated 2 63 % of patients improved if a Nociscan positive disc was not treated 2 Durable at 2 year follow up 2 2019 139 85% 63% 2 year 1 Gornet et al. Magnetic resonance spectroscopy (MRS) can identify painful lumber discs and may facilitate improved clinical ou tco mes of lumbar surgeries for discogenic pain. European Spine Journal. 2019; 28 674 - 687 2 Gornet et al. Magnetic resonance spectroscopy (MRS) identification of chemically painful lumbar discs leads to improved 6 - 12 - 24 month outcomes for discogenic low back pain surgeries. European Spine Journal. 2023; 32(6) 1973 - 1984

EVAL

Economic Value Analysis of Low back pain

Objective: Determine if non-invasive diagnostic (Nociscan®) is cost-effective compared to provocative discography

- Economic modeling based on the Gornet trial and spine industry economic cost factors
- Statistical modeling and analysis performed by independent PhD healthcare economist
- Statistically dominant clinical and economic results[1]
- Presented at SPINEWEEK, International Society for the Advancement of Spine Surgery (ISASS), American Society of Pain and Neuroscience (ASPN)


Nociscan
vs.
Discogram
Per Patient per Surgery
Cost savings
Sx Success 2
($1,712)
+10%


Annualized US Savings 3
$441M
$283M
(min)

[1] Wilson et al, Cost-effectiveness of a Novel, Non-Invasive Diagnostic Test for Chronic Low Back Pain Patients, 2023

[2] 15-point ODI Change; Sx Success = Surgical Success

[3] Min and Max Estimate

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CLARITY

Chronic **L**ow b**A**ck pain **R**andomized **I**ndependent **T**rial stud**Y**

Prospective, randomized, controlled trial evaluating the outcomes of surgical patients when the surgeon has access to Nociscan data compared to when the surgeon does not have access to Nociscan data

- 300 patients estimated
- Begins Q4 2023
- 42 months to complete
- Anticipated outcome: Demonstrate improved clinical results when using Nociscan

Principal Investigator & Anchor Site



JOHNS HOPKINS MEDICINE

Nicholas Theodore, MD, MS
Director of Neurosurgical Spine Center,
John Hopkins Medicine

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Aclarion 2023 8 NIH - BACPAC Back Pain Consortium (BACPAC) Two NIH studies aimed at finding the best diagnostic tools for chronic low back pain and evaluating their effectness via clinical outcomes in four different patient sub - groups. • Sponsored by the National Institutes of Health (NIH) • comeBACK - Up to 300 patients to undergo Nociscan to provide unique, objective, intradiscal biomarker data for enhanced phenotyping - https://comeback.ucsf.edu/research • BEST – Up to 200 patients to undergo Nociscan to evaluate effectiveness in determining optimal treatments including going directly to surgery https://besttrial.org/ • Began Q4 2021 • Complete Q2 2024

ACTIVE

Autologous mesynchymal stem/stromal **C**ells for **T**reatment of workers affected by chronic low back pain due to multilevel **I**nter**VE**rtebral disc degeneration

ACTIVE will evaluate the efficacy of intradiscal injection of autologous BM-MSCs in workers affected by chronic low back pain (cLBP) unresponsive to conventional therapy

- Sponsored by Campus Bio-medico University
- Up to 204 scans: T0, T3, T6, and T12 months
- Began Q4 2020
- Complete Q1 2024
- Anticipated outcomes: Demonstrate that Nociscan results correlate to improved treatment outcomes
- https://clinicaltrials.gov/ct2/show/NCT04759105

UNIVERSITA' CAMPUS BIO-MEDICO DI ROMA

FONDAZIONE
POLICLINICO UNIVERSITARIO
CAMPUS BIO-MEDICO

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Aclarion 2023 10 Nociscan Product Spectroscopy analyzes the chemical composition of tissue Proprietary signal processing software transforms raw spectral data into clear biomarkers Acidic pain markers 1 • Alanine (LAAL = lactic acid + alanine) • Lactic Acid (LAC) • Propionate (PRO) Structural integrity markers 1 • Carbohydrate/collagen (CARB) • Proteoglycan (PG) 1 Keshari KR, Spine (2008) 33(3):312 – 317

Clear Delineation Between Pain & No Pain

Six ratios for each disc

- Pain markers in the numerator (3)
- Structural integrity markers in the denominator (2)
- Differentially weighted & correlated to clinically painful discs
- Leverage AI for major advancements

Painful Disc

- Structural degradation with acid & neoinnervation[1]
- Acid + Nerves = PAIN[2]
- Elevated pain markers relative to normal internal controls



p<2E-16
P (Painful) Control Discs
NP (Non-Painful) Control Discs
0.86, 5.77
0.49, 2.69
p=5E-16
Total MRS-SCORE
Normalized MRS-SCORE
10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
0.80
0.90
1.00
1.10
1.20

[1] Freemont AJ, Rheumatology (2009) 48:5–10

[2] Immke and McCleskey, Nat Neurosci. (2001) Sep;4(9):869-70

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Competition

Nociscan

Similar to a standard MRI

Discogram – Current Standard of Care

An invasive procedure in an awake patient that damages healthy discs[1]

Nociscan Virtual Discogram	VS. Provocative Discogram
Non-invasive	Invasive
Objective	Subjective
No pain	Severely painful by design
No radiation	Lumbar CT = ~10x radiation of chest x-ray
Can be added to a standard lumbar MRI	Additional exam after MRI
25-45 min	Half-day procedure with days out of work
Half the cost of discogram - $1,450 list price	Twice the cost of Nociscan - $2,000 to $5,000 [2]

[1] Cuellar JM, Spine J (2016),16(3):273–280

[2] Definitive Healthcare; Does not include Physician Fees

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Aclarion 2023 13 Intellectual Property 22 issued U.S. Patents 17 issued International Patents Post processing technologies to more reliably & accurately measure biomarkers from MRS spectra Exclusive worldwide license from UCSF for intervertebral disc biomarkers & ratios Use of proprietary biomarkers & ratios to identify clinically painful and non - painful discs 13 Pending Patent Applications IP broadly covers: Use of internal tissue controls when using MRS AI to correlate raw spectra to clinical outcomes

Aclarion 2023 14 Product Status Current product Spine surgery decisioning tool to replace discography & improve surgical outcomes • Early commercialization in progress • AI process improvements for reproducibility & scalability in progress • MRI integrations to support scalability Next Generation Population management platform for chronic low back pain • Selected for NIH BEST Study • Predictive analytics capability based on clinical outcomes – Surgical interventions – Regenerative therapies – Conservative care – Preventive care 1 1 510(k) pathway required

Regulatory Approvals Secured

Current product approvals

- **NOCICALC** – marketed through FDA registration as a Class 1 exempt device & CE Mark
- **NOCIGRAM** – marketing indication established through the 21st Century Cures Act as clinical decision support software & CE Mark

Next generation AI product

- AI based predicates from HeartFlow & Cleerly via 510(k)

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Aclarion 2023 16 $10B 1 U.S. lumbar fusion & disc replacement market – actionable now $40B 2 U.S. lumbar spine market (fusion & non - fusion surgery plus presurgical care) – expansion $135B 3 U.S. low back & neck pain market – ultimate market Market Opportunity 1 Martin BI, Spine (2019) Mar 1;44(5):369 - 376. 2 Kim LH, JAMA Network Open (2019) 2(5) 3 Dieleman JL, JAMA (2020) 323(9) 4 Ravindra VM, Global Spine Journal (2018) 8(8): 784 - 794 5 May Pursue a 510K Pathway to enter this market 266 million patients worldwide with degenerative spine disease & LBP each year – 16 million in US 4 5

Aclarion 2023 17 Augmented Intelligence Landscape • Founded 2016 - stroke • Cloud - based model • Earlier stroke detection • $100M Series D in 2022 • Series D Valuation - $1.3B post • Founded 2016 – heart disease • Cloud - based model • Avoid invasive angiogram • $223M Series C in 2022 • Series C Valuation - undisclosed • Founded 2009 – heart disease • Cloud - based model • Avoid invasive angiogram • $27M Series B in 2022 • Series B Valuation - undisclosed • Founded 2007 – heart disease • Cloud - based model • Avoid invasive angiogram • $240M Series E in 2018 • Series E Valuation - $1.5B post

Reimbursement Landscape

CPT Category III Codes secured January 1, 2021

CPT Code	Description
0609T	MRS, determination & localization of discogenic pain (cervical, thoracic, or lumbar); **acquisition of single voxel data, per disc**, **in ≥3 discs** – **PAID TO IMAGING CENTER**
0611T	MRS, determination & localization of discogenic pain (cervical, thoracic, or lumbar); **postprocessing for algorithmic analysis of biomarker data** for determination of relative chemical differences between discs – **PAID TO ACLARION**

- Transition to Category I codes
- Increase volume of Category III code billing
- Partner with surgeon KOL's & societies to engage payers

International Society for the Advancement of Spine Surgery indicates MRS as a SOC alternative to discogram

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Aclarion 2023 19 Process to Standard of Care = not yet accomplished = initial steps accomplished = accomplished KOL Development & Advocacy Opportunity Assessment Product Development Broad Physician Adoption Standard of Care Patient Driven Adoption Coverage & Reimbursement Product Refinement Capacity Healthcare Economics Product Adoption Market Access Product Readiness Secure Local Payer Coverage • Bill Category III CPT codes • Appeal denials • Track payment by customer Increase Local Scan Volume • Add local sales coverage • Increase physician customers • Broaden imaging center access Leverage Local Marketing Support • Build customer facing material • Support trade shows • Publish clinical studies Broad Commercial Adoption

Aclarion 2023 20 Local Payer Coverage Decisions – Key Catalyst Key Near Term Catalysts • MRI activations for KOLs • Increased scan volumes • Coverage decision from local payers KOL Rx • Nociscan utilization Evidence • KOL evidence • Pre - existing evidence LCD • Health insurers • Employers • Workers comp

Aclarion 2023 21 Key Opinion Leader Development & Advocacy John Keller MD Juan Uribe MD Sig Berven MD Christopher Ames MD George Frey MD Grand Rapids, MI Phoenix, AZ San Francisco, CA San Francisco, CA Denver, CO Region Dean Karahalios MD Apesh Patel MD Greg Basil MD Roger Hartl MD Eric Potts MD Chicago, IL Evanston, IL Miami, FL New York City, NY Indianapolis, IN Region

Management Team



Jeff Thramann, MD
Executive Chairman

- Serial entrepreneur with multiple exits
- Over 100 US & International patents
- Public company board experience
- Neurosurgeon & spine fellow
- U.S. Military Academy @ West Point
- Cornell University Medical College
- Barrow Neurological Institute



Brent Ness
CEO & Director

- Experienced healthcare leader with highly relevant background
- AI experience at HeartFlow & Cleerly
- Spine experience at Medtronic, Mighty Oak & ProNerve
- Imaging experience at GE
- University of North Dakota
- University of Colorado MBA



John Lorbiecki
CFO

- Seasoned financial executive
- Divisional CFO at Kyphon & SNT within Medtronic
- Crossover operational experience
- Early & late stage company exposure
- University of St. Thomas magna cum laude
- University of Chicago MBA



Ryan Bond
Chief Strategy Officer

- Leading strategy since 2018
- Instrumental in securing Cat III CPT codes
- Coordinated key clinical trials
- Spine experience at Nuvasive
- Ohio University

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Aclarion 2023 23 Independent Board Non - independent Independent Steve Deitsch Audit committee chair Bill Wesemann Lead independent director Compensation committee chair Amanda Williams Nominating committee chair Scott Breidbart, MD Jeff Thramann, MD Executive chairman Brent Ness CEO David Neal

Advisory Board

Scientific

Jeff Lotz, PhD
Chairman

Aclarion co-founder
UCSF endowed chair in Orthopaedic Surgery
Vice chair for research
Deputy editor for Spine
Principal investigator, BACPAC
UC Berkeley, BS, Mechanical Engineering
Stanford, MS, Mechanical Engineering
MIT/Harvard, PhD, Medical Engineering

Medical

Bob Eastlack, MD
Surgical Section Chair

Head of Spine Surgery, Scripps Clinic
Director of clinical research
Co-director spine fellowship program
President San Diego Ortho Society
Stanford, BS, Human Biology
Baylor, MD
UCSD residency & Mayo spine fellowship

Larry Tanenbaum, MD
Radiology Section Chair

VP, CTO, Director at RadNet
Mount Sinai Associate Professor
University of Pennsylvania, BA, Biochemistry
UCSD, MD
USC, residency

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Aclarion 2023 25 Key Takeaways Address a leading cause of healthcare expenditures in the U.S. – up to $134.5B market Industry 1st noninvasive diagnostic with strong clinical evidence of value CPT codes issued & regulatory path secured in US, EU & UK – gateway to commercialization Established path to success for AI algorithms in heart disease and stroke Successful management team with relevant industry knowledge 39 issued US & International patents with another 13 pending – supports a platform technology Strong value proposition for patients, doctors, imaging centers and payers 1 Dieleman JL, JAMA (2020) 323(9) 1

www.aclarion.com Investor Relations Kirin Smith, President ksmith@pcgadvisory.com Ph: 646.823.8656